UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 16, 2006
THE LUBRIZOL CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	1-5263	34-0367600

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29400 Lakeland Boulevard, Wickliffe, Ohio	44092-2298

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (440) 943-4200
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1 Press Release

Item 8.01. Other Events
On March 16, 2006, The Lubrizol Corporation entered into an agreement to sell its food ingredients and industrial specialties businesses to SPM Group Holdings, LLC, a Delaware limited liability company and affiliate of Sun Capital Partners, Inc., a private investment firm with headquarters in Boca Raton, Florida. Lubrizol’s press release announcing the signing of the agreement is filed as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference.
Item 9.01 Financial Statements and Exhibits
(c)	Exhibits. The following exhibit is filed herewith:
99.1	Press release dated March 17, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE LUBRIZOL CORPORATION

Date March 21, 2006
	By:	/s/ Leslie M. Reynolds

Name: Leslie M. Reynolds
Title: Corporate Secretary and Counsel

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